-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): May 17, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On May 17, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 17, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  May 17, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                May 17, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                               CURRENT
               FACE                  PRINCIPAL                                                          PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST             TOTAL         BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1           850,000,000.00                0.00               0.00             0.00                  0.00                  0.00
A2           956,875,000.00      199,473,876.15      68,697,390.42       312,509.07         69,009,899.49        130,776,485.73
A3           634,550,000.00      634,550,000.00               0.00     1,374,858.33          1,374,858.33        634,550,000.00
A4           353,212,000.00      353,212,000.00               0.00       894,803.73            894,803.73        353,212,000.00
B             72,777,000.00       46,067,910.94       2,665,641.54       111,714.68          2,777,356.22         43,402,269.40
C             29,110,000.00       18,427,164.37       1,066,256.61        65,877.11          1,132,133.72         17,360,907.76
D             72,777,000.00       35,384,269.57       3,731,898.15       176,921.35          3,908,819.50         31,652,371.42
CERT                   0.00                0.00               0.00     3,792,755.78          3,792,755.78                  0.00
TOTALS     2,969,301,000.00    1,287,115,221.03      76,161,186.72     6,729,440.05         82,890,626.77      1,210,954,034.31
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAA1         0.00000000    0.00000000     0.00000000        0.00000000        0.00000000        A1       1.420000 %
A2       96683MAB9       208.46388102   71.79348444     0.32659341       72.12007785      136.67039658        A2       1.880000 %
A3       96683MAC7     1,000.00000000    0.00000000     2.16666666        2.16666666    1,000.00000000        A3       2.600000 %
A4       96683MAD5     1,000.00000000    0.00000000     2.53333332        2.53333332    1,000.00000000        A4       3.040000 %
B        96683MAE3       633.00096102   36.62752710     1.53502728       38.16255438      596.37343391        B        2.910000 %
C        96683MAF0       633.01835692   36.62853349     2.26304054       38.89157403      596.38982343        C        4.290000 %
D        96683MAG8       486.20126647   51.27853786     2.43100636       53.70954422      434.92272861        D        6.000000 %
TOTALS                   433.47414797   25.64953392     2.26633812       27.91587204      407.82461405
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------


RECEIVABLES
                         Beginning Receivables Balance                                                           1,345,928,672.35
                         Ending Receivables Balance                                                              1,267,406,316.56
                         Beginning Number of Contracts                                                                    121,514
                         Ending Number of Contracts                                                                       117,756

COLLECTIONS
                         Interest:
                         Interest Collections                                                                        6,630,792.10
                         Reinvestment Income                                                                            58,186.47
                         Repurchased Loan Proceeds Related to Interest                                                     261.54
                         Total Interest Collections                                                                  6,689,240.11

                         Principal:
                         Principal Collections                                                                      48,224,277.59
                         Prepayments in Full                                                                        27,849,182.81
                         Repurchased Loan Proceeds Related to Principal                                                142,514.86
                         Total Principal Collections                                                                76,215,975.26

                         Recoveries and Liquidation Proceeds                                                         1,129,450.76

                         Total Collections                                                                          84,034,666.13

                         Principal Losses for Collection Period                                                      2,306,380.53

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                                        1,121,607.23
                         Data Administration and Reporting Fees:                                                        22,432.14
                         Other Fees:                                                                                         0.00

Interest Distribution Amounts
                         Interest Due - Class A-1                                                                            0.00
                         Interest Paid - Class A-1                                                                           0.00
                         Shortfall - Class A-1                                                                               0.00
                         Carryover Shortfall - Class A-1                                                                     0.00
                         Change in Carryover Shortfall - Class A-1                                                           0.00

                         Interest Due - Class A-2                                                                      312,509.07
                         Interest Paid - Class A-2                                                                     312,509.07
                         Shortfall - Class A-2                                                                               0.00
                         Carryover Shortfall - Class A-2                                                                     0.00
                         Change in Carryover Shortfall - Class A-2                                                           0.00

                         Interest Due - Class A-3                                                                    1,374,858.33
                         Interest Paid - Class A-3                                                                   1,374,858.33
                         Shortfall - Class A-3                                                                               0.00
                         Carryover Shortfall - Class A-3                                                                     0.00
                         Change in Carryover Shortfall - Class A-3                                                           0.00

                         Interest Due - Class A-4                                                                      894,803.73
                         Interest Paid - Class A-4                                                                     894,803.73
                         Shortfall - Class A-4                                                                               0.00
                         Carryover Shortfall - Class A-4                                                                     0.00
                         Change in Carryover Shortfall - Class A-4                                                           0.00

                         Interest Due - Class B                                                                        111,714.68
                         Interest Paid - Class B                                                                       111,714.68
                         Shortfall - Class B                                                                                 0.00
                         Carryover Shortfall - Class B                                                                       0.00
                         Change in Carryover Shortfall - Class B                                                             0.00

                         Interest Due - Class C                                                                         65,877.11
                         Interest Paid - Class C                                                                        65,877.11
                         Shortfall - Class C                                                                                 0.00
                         Carryover Shortfall - Class C                                                                       0.00
                         Change in Carryover Shortfall - Class C                                                             0.00

                         Interest Due - Class D                                                                        176,921.35
                         Interest Paid - Class D                                                                       176,921.35
                         Shortfall - Class D                                                                                 0.00
                         Carryover Shortfall - Class D                                                                       0.00
                         Change in Carryover Shortfall - Class D                                                             0.00

                         Interest Due - Total                                                                        2,936,684.27
                         Interest Paid - Total (Includes Certificates)                                               6,729,440.05
                         Shortfall - Total                                                                                   0.00
                         Carryover Shortfall - Total                                                                         0.00
                         Change in Carryover Shortfall - Total                                                               0.00

Principal Allocations
                         First Allocation of Principal                                                                       0.00
                         Second Allocation of Principal                                                                      0.00
                         Third Allocation of Principal                                                              11,666,111.40
                         Regular Principal Allocation                                                               64,495,075.31
                         Total Principal Allocations                                                                76,161,186.71

Principal Distribution Amounts
                         Principal Distribution - Class A-1                                                                  0.00
                         Principal Distribution - Class A-2                                                         68,697,390.42
                         Principal Distribution - Class A-3                                                                  0.00
                         Principal Distribution - Class A-4                                                                  0.00
                         Principal Distribution - Class B                                                            2,665,641.54
                         Principal Distribution - Class C                                                            1,066,256.61
                         Principal Distribution - Class D                                                            3,731,898.15

                         Certificate Distribution                                                                    3,792,755.78

Total Distribution                                                                                                  84,034,666.13

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                                           5.97 %
                         Weighted Average Original Term (months)                                                            57.43
                         Weighted Average Remaining Term                                                                    30.04
                         Weighted Average Age (months)                                                                      29.11
                         Remaining Number of Receivables                                                                  117,756
                         Portfolio Receivable Balance (end of period)                                            1,267,406,316.56
                                                Discount Receivables                                               679,452,556.10
                                                Non-Discount Receivables                                           560,612,283.96
                         Adjusted Portfolio Receivable Balance (end of period)                                   1,240,064,840.06

OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                                               29,110,805.74
                         Target Level of Overcollateralization                                                      29,110,805.74

NET LOSS AND DELINQUENCY* ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                                                2,306,380.53
                         Recoveries and Liquidation Proceeds                                                         1,129,450.76
                         Net Losses for Collection Period                                                            1,176,929.77
                         Net Loss Rate for Collection Period(annualized)                                                 1.0493 %

                         Cumulative Net Losses for all Periods($)                                                   22,035,893.74
                         Cumulative Net Losses for all Periods(% of original portfolio)                                  0.7345 %

                         Delinquent* Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                                            1,666
                         61 - 90 Days Delinquent                                                                              276
                         91 - 120 Days Delinquent                                                                              73
                         Over 120 Days Delinquent                                                                             232
                         Sub Total                                                                                          2,247
                         Repossesions (# of vehicles)                                                                         235
                         Total Number of Delinquencies and Repossesions                                                     2,482

                         $ Amount of Delinquency*
                         31 - 60 Days Delinquent                                                                    20,032,617.22
                         61 - 90 Days Delinquent                                                                     3,281,519.60
                         91 - 120 Days Delinquent                                                                      869,622.15
                         Over 120 Days Delinquent                                                                    3,343,902.12
                         Sub Total                                                                                  27,527,661.09
                         Repossesions                                                                                3,117,386.77
                         Total Amount of Delinquencies and Repossesions                                             30,645,047.86

                         % of End Period Balance*
                         31 - 60 Days Delinquent                                                                         1.5806 %
                         61 - 90 Days Delinquent                                                                         0.2589 %
                         91 - 120 Days Delinquent                                                                        0.0686 %
                         Over 120 Days Delinquent                                                                        0.2638 %
                         Sub Total                                                                                       2.1720 %
                         Repossesions                                                                                    0.2460 %
                         Total % of Delinquencies and Repossesions                                                       2.4179 %


                         Monthly Net Loss Rate:
                         Current Collection Period                                                                       0.0874 %
                         Preceding Collection Period                                                                     0.0999 %
                         Second Preceding Collection Period                                                              0.0844 %
                         Three Month Average                                                                             0.0906 %
                         Annualized Average Net Loss Rate                                                                1.0872 %


* As of the May 2004 Investor Report, delinquencies are determined by the Servicer solely based on the days past due for each account.  Prior to the May 2004 Investor Report, additional data provided by the Receivables Servicers was utilized in the delinquency determination.



